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                                                                  EXHIBIT 10.139

                                                                 [JPMorgan LOGO]

                        TERMINATION OF A CAP TRANSACTION

The purpose of this letter agreement is to confirm the total termination of the Cap Transaction entered into between:

                               JPMORGAN CHASE BANK
                                  ('JPMorgan')

                                       and

                               NELNET INCORPORATED
                              (the 'Counterparty')

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

A.                                 TRANSACTION DETAILS:

JPMorgan Deal Number(s):           2000005032231

Notional Amount:                   USD 500,000,000.00

Trade Date:                        30 July 2003

Effective Date:                    01 August 2003

Termination Date:                  01 August 2005 subject to adjustment in
                                   accordance with the Modified Following
                                   Business. Day Convention.

FEE PAYABLE TO COUNTERPARTY:       USD 5,987,500.00
PAYMENT DATE:                      20 OCTOBER 2003

Effective as of 16 October 2003 the Cap Transaction(s) shall be terminated and after payment of the fee, neither party shall have any obligation to the other party thereunder.

B.                                 ACCOUNT DETAILS:

Payments to Counterparty in USD:   As per your standard settlement instructions.

C.                                 OFFICES

JPMorgan:                          NEW YORK

Counterparty:                      LINCOLN


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                                                                 [JPMorgan LOGO]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005032231

On Behalf of JP Morgan Securities Inc.
As Agent for JPMorgan Chase Bank

/s/ Deborah Hooper
-----------------------------------

Name:  Deborah Hooper

Title: Vice President

Accepted and confirmed as of the date
first written:
NELNET INCORPORATED

/s/ Terry J. Heimes
-----------------------------------

Name: Terry J. Heimes

Title: CFO

Your reference number: 5032231



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                                                                 [JPMorgan LOGO]

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank and J P Morgan Ltd.

Contacts

JPMorgan Contact              Telephone Number

CLIENT SERVICE                (001) 7182427553
GROUP

Group e-mail address:
Facsimile:                    (001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal Number(s): 2000005032231.